SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2008
Commission File Number: 1-5273-1

Sterling Bancorp
(Exact name of registrant as specified in charter)

New York	13-256216
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, New York, New York (Address of principal executive offices)	10019-6108 (Zip code)
Registrant’s telephone number, including area code – (212) 757-3300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.1: CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 18, 2008, the Company filed with the Secretary of State of the State of New York a Certificate of Amendment of the Certificate of Incorporation establishing the terms of the Preferred Shares to be issued to the United States Department of the Treasury as described in the Company’s Current Report on Form 8-K dated December 9, 2008. A copy of the Certificate of Amendment is an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being filed as part of this Current Report on Form 8-K:
3.1	Certificate of Amendment of the Certificate of Incorporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sterling Bancorp (Registrant)
Date: December 24, 2008	By:	/s/ John W. Tietjen
	Name:	John W. Tietjen
	Title	Executive Vice President and Chief Financial Officer